Exhibit 1.1

SHELL MIDSTREAM PARTNERS, L.P.

10,500,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

May 18, 2016

BARCLAYS CAPITAL INC.,

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Shell Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), proposes to sell to Barclays Capital Inc. (the “Underwriter”) 10,500,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”). In addition, the Partnership proposes to grant the Underwriter an option to purchase up to 1,575,000 additional Common Units on the terms set forth in Section 2 (the “Option Units”) of this agreement (this “Agreement”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”

Shell Midstream Partners GP LLC, a Delaware limited liability company (the “General Partner”), is the sole general partner of the Partnership and a wholly-owned subsidiary of Shell Pipeline Company LP, a Delaware limited partnership (“SPLC”).

The Partnership and the General Partner are hereinafter referred to as the “Partnership Parties.” SPLC, the Partnership, Shell Midstream LP Holdings LLC, a Delaware limited liability company (“LP Holdco”), the General Partner and Shell Midstream Operating LLC, a Delaware limited liability company (the “Operating Company”), are hereinafter referred to as the “SPLC Parties.” The Operating Company, Zydeco Pipeline Company LLC, a Delaware limited liability company (“Zydeco”), Mars Oil Pipeline Company, a Texas general partnership (“Mars”), and Pecten Midstream LLC, a Delaware limited liability company (“Pecten”), are hereinafter referred to as the “Operating Subsidiaries.” The Partnership Parties and the Operating Subsidiaries are hereinafter referred to as the “Partnership Entities.”

It is understood and agreed to by the parties hereto that the Partnership has entered into that certain Contribution Agreement, dated as of May 17, 2016, and effective as of April 1, 2016, by and among SPLC, the Partnership and the Operating Company (the “Contribution Agreement”), pursuant to which the Partnership will acquire (the “Acquisition”) an additional 30.0% membership interest in Zydeco, an additional 1.0% membership interest in Bengal Pipeline Company LLC, a Delaware limited liability company (“Bengal”), and an additional 3.0% of the capital stock of Colonial Pipeline Company , a Delaware and Virginia corporation (“Colonial”). Pursuant to the terms of the Contribution Agreement, the consideration that the Partnership will deliver to SPLC or its designee(s) at the closing of the Acquisition will be $700.0 million, including all of the net proceeds of the offering of the Units at the Initial Delivery Date (as defined herein), less offering expenses, and all of the general partner units representing general partner interests in the Partnership (“General Partner Units”) issued in connection with the sale of the Units at the Initial Delivery Date.

This Agreement is to confirm the agreement among the Partnership Parties and the Underwriter concerning the purchase of the Units from the Partnership by the Underwriter. The Partnership Parties understand that the Underwriter proposes to make a public offering of the Units as soon as it deems advisable after this Agreement has been executed and delivered.

1. Representations, Warranties and Agreements of the Partnership Parties. The Partnership Parties, jointly and severally, represent and warrant to, and agree with, the Underwriter that:

(a) Automatic Shelf Registration Statement. A registration statement on Form S-3 (File No. 333-207759) relating to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you. As used in this Agreement:

(i) “Applicable Time” has the meaning set forth in Schedule II-A hereto;

(ii) “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, became, or is deemed to have become, effective by the Commission in accordance with the rules and regulations under the Securities Act;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule II hereto and each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a “road show” that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement.

(b) No Stop Order. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose or pursuant to Section 8 of the Securities Act has been instituted or threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(c) Ineligible Issuer. The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 4), an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

(d) Well-Known Seasoned Issuer. The Partnership has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Units, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the applicable Delivery Date.

(e) Form of Documents. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(f) No Material Misstatements or Omissions in the Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(g) No Material Misstatements or Omissions in the Prospectus. The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(h) No Material Misstatements or Omissions in the Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Partnership Parties make no representations or warranties as to the information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(i) No Material Misstatements or Omissions in the Incorporated Documents. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) No Material Misstatements or Omissions in Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus listed in Schedule III hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the

Partnership Parties make no representations or warranties as to the information contained in or omitted from any such Issuer Free Writing Prospectus listed in Schedule III hereto in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e). The information included in each Issuer Free Writing Prospectus listed in Schedule III hereto does not conflict with the information contained in the Registration Statement or the most recent Preliminary Prospectus or to be contained in the Prospectus.

(k) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter. The Partnership has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder. The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Units will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(l) Forward-Looking and Supporting Information. Each of the statements made by the Partnership in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distributions and future cash distributions of the Partnership, and any statements made in support thereof or related thereto under the heading “Cash Distribution Policy” or the anticipated ratio of taxable income to distributions, was made or will be made with a reasonable basis and in good faith.

(m) Formation and Qualification of the Partnership Entities. Each of the Partnership Entities has been duly organized, is validly existing and in good standing as a limited partnership, limited liability company or general partnership, as the case may be, under the laws of its jurisdiction of organization and is duly qualified to do business and is in good standing as a foreign limited partnership, limited liability company or general partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such registration or qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, unitholders’ equity, properties, assets, business or prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”) or subject the limited partners of the Partnership to any material liability or disability. Each of the Partnership Entities has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. For purposes of this Agreement, when determining whether any change constitutes a Material Adverse Effect, to the extent such event relates to any of the Partnership Entities, the materiality of such change shall be considered prior to giving effect to the Acquisition.

(n) General Partner. The General Partner has, and at each Delivery Date will have, full limited liability company power and authority to serve as general partner of the Partnership in all material respects as disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.

(o) Ownership of the General Partner and LP Holdco. SPLC owns a 100% membership interest in each of the General Partner and LP Holdco; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreements of each of the General Partner and LP Holdco, as applicable (the “GP LLC Agreement” and “LP Holdco LLC Agreement”, respectively), and are fully paid (to the extent required under the GP LLC Agreement and LP Holdco LLC Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such membership interest are owned free and clear of all liens, encumbrances, security interests, equities, charges or other claims (“Liens”), except for restrictions on transferability that may be imposed by federal or state securities laws or contained in the GP LLC Agreement and LP Holdco LLC Agreement, as applicable.

(p) Ownership of the General Partner Interest in the Partnership. At each applicable Delivery Date, after giving effect to the Acquisition, the General Partner will be the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership (the “General Partner Interest”), such General Partner Interest represented by the General Partner Units; at each applicable Delivery Date, after giving effect to the Acquisition, such General Partner Units will have been, duly authorized and validly issued in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”); and at each applicable Delivery Date, after giving effect to the Acquisition, the General Partner will own, such General Partner Units free and clear of all Liens, except for restrictions on transferability that may be imposed by federal or state securities laws or contained in the Partnership Agreement.

(q) Ownership of the Incentive Distribution Rights. The General Partner owns all of the incentive distribution rights of the Partnership (the “Incentive Distribution Rights”); the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and the General Partner owns such Incentive Distribution Rights free and clear of all Liens.

(r) Ownership of the Sponsor Units. As of the date of this Agreement, LP Holdco owns 21,475,068 Common Units (the “LP Holdco Units”) and 67,475,068 subordinated units representing limited partner interests in the Partnership (the “Subordinated Units” and, together with the LP Holdco Units, the “Sponsor Units”); the Sponsor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and LP Holdco owns such Sponsor Units free and clear of all Liens.

(s) Duly Authorized and Validly Issued Units. At each applicable Delivery Date, the Units to be sold by the Partnership and the limited partner interests represented thereby will have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(t) Ownership of Operating Company. The Partnership owns a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company LLC Agreement”) and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens.

(u) Ownership of Zydeco Pipeline Company LLC. At each applicable Delivery Date, after giving effect to the Acquisition, the Operating Company will own a 92.5% membership interest in Zydeco; such membership interest will have been duly authorized and validly issued in accordance with the limited liability company agreement of Zydeco (the “Zydeco LLC Agreement”) and will be fully paid (to the extent required under the Zydeco LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest will be owned free and clear of all Liens.

(v) Ownership of Mars Oil Pipeline Company. The Operating Company owns a 28.6% general partnership interest in Mars; such general partnership interest has been duly authorized, validly issued, fully paid and nonassessable; and such general partnership interest is owned free and clear of all Liens.

(w) Ownership of Bengal Pipeline Company, LLC. At each applicable Delivery Date, after giving effect to the Acquisition, the Operating Company will own a 50.0% membership interest in Bengal; such membership interest will have been duly authorized and validly issued in accordance with the limited liability company agreement of Bengal (the “Bengal LLC Agreement”) and will be fully paid (to the extent required under the Bengal LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest will be owned free and clear of all Liens.

(x) Ownership of Colonial Pipeline Company. At each applicable Delivery Date, after giving effect to the Acquisition, the Operating Company will own 6.0% of the outstanding capital stock of Colonial; such stock has been duly authorized, validly issued, fully paid and nonassessable; and such stock is owned free and clear of all Liens.

(y) Ownership of Poseidon Oil Pipeline Company, L.L.C. The Operating Company owns a 36.0% membership interest in Poseidon Oil Pipeline Company, L.L.C. (“Poseidon”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Poseidon (the “Poseidon LLC Agreement”) and is fully paid (to the extent required under the Poseidon LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens.

(z) Ownership of Pecten Midstream LLC. The Operating Company owns a 100.0% membership interest in Pecten; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Pecten (the “Pecten LLC Agreement”) and is fully paid (to the extent required under the Pecten LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens.

(aa) Voting Control. The Partnership has voting control over all of the membership interests in Zydeco, 71.5% of the general partnership interests in Mars and 50.0% of the membership interests in Bengal.

(bb) No Other Subsidiaries. After giving effect to the Acquisition, the General Partner will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Partnership, the Operating Subsidiaries, Colonial, Bengal and Poseidon. After giving effect to the Acquisition, the Partnership will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Operating Subsidiaries, Colonial, Bengal and Poseidon. As of December 31, 2015, none of the subsidiaries of the Partnership (other than Zydeco and Pecten) was a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(cc) Distribution Restrictions. After giving effect to the Acquisition, none of the Operating Subsidiaries, Colonial, Bengal and Poseidon will be prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or to which it is subject, from paying any distributions to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except for (i) restrictions on distributions described in the Pricing Disclosure Package and the Prospectus, (ii) restrictions on distributions under the laws of the Operating Subsidiaries’ jurisdictions of formation or (iii) as described in or contemplated by the Partnership’s (A) Amended and Restated Working Capital Facility Agreement, dated as of February 22, 2016, between the Partnership and Shell Treasury Center (West) Inc. and (B) Amended and Restated 364-Day Revolving Credit Facility Agreement, dated as of February 22, 2016, between the Partnership and Shell Treasury Center (West) Inc.

(dd) Conformity of Securities to Descriptions. The Units, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment therefor as provided therein and herein, will conform, in all material respects, to the description thereof contained in the Registration Statement and the Pricing Disclosure Package and to be contained in the Prospectus, and such description conforms to the rights set forth in the instruments defining the same.

(ee) No Options, Preemptive Rights, Registration Rights or Other Rights. There are no profits interests or other equity interest, options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities, in each case pursuant to the certificates of limited partnership or formation or any other organizational documents of any such Partnership Entity or any other agreement or other instrument to which any such Partnership Entity is a party or by which any such Partnership Entity may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

(ff) Authority and Authorization. Each of the Partnership Parties has all requisite power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver (i) the Units to be sold by it, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) the General Partner Units, in accordance with and upon the terms and conditions set forth in the Partnership Agreement and the Contribution Agreement. At each Delivery Date, all limited partnership or limited liability company action, as the case may be, required to be taken by any of the Partnership Parties or any of their respective unitholders, members or partners for the authorization, issuance, sale and delivery of the Units and the General Partner Units, the execution and delivery of the Contribution Agreement and the consummation of the Acquisition and any other transactions contemplated by this Agreement or the Contribution Agreement, shall have been validly taken.

(gg) Authorization, Execution and Delivery of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Partnership Parties.

(hh) Authorization, Execution, Delivery and Enforceability of Certain Agreements. (i) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and LP Holdco and is a valid and legally binding agreement of the General Partner and LP Holdco, enforceable against the General Partner and LP Holdco in accordance with its terms; (ii) the GP LLC Agreement has been duly authorized, executed and delivered by SPLC and is a valid and legally binding agreement of SPLC, enforceable against SPLC in accordance with its terms; and (iii) the limited liability company agreements and partnership agreements, as applicable, of each of the Operating Subsidiaries, Bengal and Poseidon have been duly authorized, executed and delivered by the members or partners, as applicable, thereof and are valid and legally binding agreements of the members thereof, enforceable against them in accordance with their respective terms;

provided, that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(ii) Authorization of the Contribution Agreement. The Contribution Agreement was duly authorized, executed and delivered by each of the SPLC Parties party thereto and constitutes a valid and binding agreement, enforceable against the SPLC Parties party thereto in accordance with its terms; provided that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law) and (B) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(jj) Legal Sufficiency of Contribution Agreement. The Contribution Agreement will be legally sufficient to transfer or convey, directly or indirectly, (i) a 30.0% membership interest in Zydeco, (ii) a 1.0% membership interests in Bengal and (iii) 3.0% of the capital stock of Colonial to the Partnership, as contemplated by the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, subject to the conditions, reservations, encumbrances and limitations contained in the Contribution Agreement and described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.

(kk) No Conflicts. The issue and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership, the consummation of the transactions contemplated hereby and by the Contribution Agreement and the application of the proceeds from the sale of the Units as described under “Use of Proceeds” in the most recent Preliminary Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Partnership Entities, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which any Partnership Entity is a party or by which any Partnership Entity is bound or to which any of the property or assets of any Partnership Entity is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of any Partnership Entity or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties or assets, except, with respect to clauses (i) and (iii), any conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect.

(ll) No Consents. No consent, approval, authorization or order of, or filing, with, any court or governmental agency or body having jurisdiction over the Partnership Entities or any of their properties or assets is required for (i) the issuance and sale of the Units, (ii) the execution, delivery and performance of this Agreement and the Contribution Agreement by the Partnership Entities that are parties hereto or thereto, as the case may be, (iii) the consummation of the Acquisition and any other transactions contemplated hereby or by the Contribution Agreement, or (iv) the application of the proceeds from the sale of the Units as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except (A) such as have been, or prior to the Initial Delivery Date, will be obtained or made, (B) for the registration of the Units under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act, and applicable state securities laws and the bylaws and rules of the Financial Industry Regulatory Authority (the “FINRA”) in connection with the purchase and sale of the Units by the Underwriter or (C) the filing of a registration statement on Form S-8 with the Commission with respect to awards under the Partnership’s equity compensation plans.

(mm) Financial Statements. At March 31, 2016, the Partnership would have had, on the consolidated, as adjusted basis indicated in the Pricing Disclosure Package and the Prospectus, a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The other financial information of the Partnership (or its predecessor for accounting purposes), including non-GAAP financial measures included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Partnership Entities or their predecessors for accounting purposes, fairly presents in all material respects the information purported to be shown thereby and complies with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus that are not so included as required and the Partnership Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the most recent Preliminary Prospectus or the Prospectus.

(nn) Pro Forma Financial Statements. The pro forma financial statements included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. The pro forma financial statements included or incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act.

(oo) Independent Registered Public Accounting Firms. Each of (i) PricewaterhouseCoopers LLP, who has certified certain financial statements of the Partnership and Pecten, (ii) Ernst & Young LLP, who has certified certain financial statements of the Partnership and Bengal, and (iii) Deloitte & Touche LLP, who has certified certain financial statements of Poseidon and, whose reports appear or are incorporated by reference in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and who have delivered the initial letters referred to in Section 7(g) hereof, are independent public accountants with respect to the Partnership, Pecten, Bengal and Poseidon, as the case may be, as required by the Securities Act and the rules and regulations thereunder.

(pp) Internal Controls. The Partnership Entities maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the General Partner’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. The Partnership Entities maintain internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Partnership’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Partnership’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Partnership’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Partnership Entities’ internal controls over financial reporting are effective in all material respects to perform the functions for which they were established. Except as disclosed in the Pricing Disclosure Package and the Prospectus or in any document incorporated by reference therein, as of the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP and the audit committee of the board of directors of the General Partner, there were no material weaknesses in the Partnership’s internal controls.

(qq) Disclosure Controls and Procedures. (i) The Partnership Entities have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership and its subsidiaries in the reports to be filed or submitted under the Exchange Act is accumulated and communicated to management of the Partnership and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, and (iii) except as disclosed in the Pricing Disclosure Package and the Prospectus or in any document incorporated by reference therein, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(rr) No Changes in Internal Controls. Except as disclosed in the Pricing Disclosure Package and the Prospectus or in any document incorporated by reference therein, since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Partnership or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could materially adversely affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ss) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Partnership and any of the General Partner’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith or the rules of The New York Stock Exchange, in each case that are effective and applicable to the Partnership.

(tt) No Material Changes. Except as described in the Registration Statement and the Pricing Disclosure Package, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, (i) no Partnership Entity has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (B) issued or granted any securities, (C) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (D) entered into any material transaction not in the ordinary course of business, or (E) declared or paid any distribution or dividend on its equity interests, and (ii), there has not been any change in the partnership or limited liability company interests, as applicable, or long-term debt of any of the Partnership Entities or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties, management or business of the Partnership Entities taken as a whole.

(uu) Title to Properties. Each of the Partnership Entities has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all real property and personal property owned or leased by them that are material to conduct the respective businesses of the Partnership Entities, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as (i) are described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by any of the Partnership Entities and (iii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All assets held under lease by each of the Partnership Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by any of the Partnership Entities.

(vv) Rights of Way. Each of the Partnership Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, subject to the limitations described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, if any, except for (i) qualifications, reservations and encumbrances with respect thereto that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has, or at the applicable Delivery Date will have, fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not have a Material Adverse Effect; and none of such rights-of-way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ww) Permits. Each of the Partnership Entities has such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Partnership Entities has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. None of the Partnership Entities has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

(xx) Intellectual Property. Except as would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Partnership Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses. The Partnership Parties have not received any notice of any claim of conflict with any such rights of others.

(yy) Legal Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Partnership’s knowledge, threatened (i) against or affecting the Partnership Entities or any of their subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, any of the Partnership Entities or any of their subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to any of the Partnership Entities or their subsidiaries, or any of their officers or directors of, or property owned or leased by, the Partnership Entities or any of their subsidiaries and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the performance of this Agreement or the Contribution Agreement or the consummation of the transactions contemplated by this Agreement or the Contribution Agreement.

(zz) Contracts to be Described or Filed. There are no contracts or other documents required to be described in the Registration Statement, the most recent Preliminary Prospectus, the Prospectus or filed as exhibits to the Registration Statement, that are not described and, if applicable, filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and, if applicable, filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.

(aaa) Insurance. Except as would not reasonably be expected to have a Material Adverse Effect, each of the Partnership Entities has or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries (it being understood that no Partnership Entity maintains named windstorm coverage). All policies of insurance of the Partnership Entities are in full force and effect; each of the Partnership Entities is in compliance with the terms of such policies in all material respects; and none of the Partnership Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by any of the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Partnership Entities has been notified that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(bbb) Certain Relationships and Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Partnership Entities, on the one hand, and any “affiliate,” equity holder, director, manager, officer, customer or supplier of any of the Partnership Entities, on the other hand, that is required to be described in the most recent

Preliminary Prospectus which is not so described. There are no outstanding personal loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Partnership Entity to or for the benefit of any of the executive officers, directors or managers of any Partnership Entity or their respective family members.

(ccc) No Labor Dispute; No Notice of Labor Law Violations. No labor disturbance by or dispute with the employees of the Partnership or any of its subsidiaries exists or, to the knowledge of the Partnership, is imminent that could reasonably be expected to have a Material Adverse Effect.

(ddd) No Defaults. None of the Partnership Entities (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(eee) Environmental Compliance. Each of the Partnership Entities (i) is in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) has not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, (x) there are no proceedings that are pending, or known to be contemplated, against any of the Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) each of the Partnership Entities is not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (z) none of the Partnership Entities anticipates material capital expenditures relating to Environmental Laws other than those incurred in the ordinary course of business.

(fff) Tax Returns. The Partnership Entities have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Partnership Entities, nor do any of the Partnership Entities have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Partnership Entities, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ggg) ERISA. Except, in each case, for any such matter as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance, in all material respects, with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code, (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption, (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Partnership or any member of its Controlled Group has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA) and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, that could reasonably be expected to cause the loss of such qualification or approval.

(hhh) Statistical and Market-Related Data. The statistical and market-related data included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(iii) Investment Company. Neither the Partnership nor any of its subsidiaries is, and as of the applicable Delivery Date, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent

Preliminary Prospectus and the Prospectus, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(jjj) Summaries of Law and Documents. The statements set forth in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Cash Distribution Policy,” “Description of the Common Units,” “Description of Our Partnership Agreement” and “Material U.S. Federal Income Tax Consequences”, insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(kkk) Registration Rights. There are no contracts, agreements or understandings between any of the Partnership Entities and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership owned or to be owned by such person or to require the Partnership to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Partnership under the Securities Act, except as provided for in the Partnership Agreement and which has been waived.

(lll) No Brokers. None of the Partnership Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(mmm) Private Placement. None of the Partnership Parties has sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission, except for the issuance of the General Partner Units to the General Partner in connection with the Acquisition contemplated by the Contribution Agreement.

(nnn) Stabilization. The Partnership Entities have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(ooo) NYSE Listing of Common Units. The Units have been approved for listing, subject to official notice of issuance, on The New York Stock Exchange.

(ppp) Distribution of Offering Materials. The Partnership has not distributed and, prior to the later to occur of the Initial Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(k) or 5(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule III hereto.

(qqq) No Employment Law Violations. None of the Partnership Entities is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(rrr) Anti-Corruption. Each of the Partnership Entities has policies in place to ensure that, to the best of the knowledge of the Partnership Parties, the Partnership Entities are in compliance with applicable anti-bribery and anti-corruption laws and regulations, including the Foreign Corrupt Practices Act of 1977.

(sss) Money Laundering. The operations of the Partnership Entities are conducted in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes in the jurisdictions in which the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in such jurisdictions (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of any of the Partnership Parties, threatened the outcome of which may be material in the context of the offering.

(ttt) OFAC. None of the Partnership Entities nor, to the knowledge of any of the Partnership Parties, any director, officer or employee of any of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Entities have procedures in place to ensure that the proceeds of the offering will not directly be lent, contributed or otherwise made available to any person or entity for the purpose of financing the activities of any person or entity currently subject to U.S. sanctions administered by OFAC which prohibit any of the Partnership Entities from lending, contributing or otherwise conducting such activities or making funds available to such person or entity.

Any certificate signed by any officer of the General Partner and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership, as to matters covered thereby, to the Underwriter.

2. Purchase of the Units by the Underwriter. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell to the Underwriter, and the Underwriter agrees to purchase, 10,500,000 Firm Units.

In addition, the Partnership grants to the Underwriter an option to purchase up to 1,575,000 Option Units. Such option is exercisable in the event that the Underwriter sells more Common Units than the number of Firm Units in the offering and as set forth in Section 3 hereof.

The purchase price payable by the Underwriter for both the Firm Units and any Option Units is as set forth on Schedule II-A. The purchase price payable by the Underwriter for any Option Units purchased by the Underwriter shall be as set forth on Schedule II-A per Unit less an amount equal to any dividends or distributions declared by the Partnership and payable on each Firm Unit but not on such Option Units being purchased.

The Partnership is not obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

3. Offering of Units by the Underwriter. Upon authorization by the Underwriter of the release of the Firm Units, the Underwriter proposes to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement, at the offices of Baker Botts L.L.P., 910 Louisiana Street, Houston, Texas 77002, or at such other date or place as shall be determined by agreement between the Underwriter and the Partnership. This date and time are sometimes referred to as the “Initial Delivery Date”. Delivery of the Firm Units shall be made to the account of the Underwriter against payment by the Underwriter of the aggregate purchase price of the Firm Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. The Partnership shall deliver the Firm Units through the facilities of the Depository Trust Company (“DTC”) unless the Underwriter shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership by the Underwriter; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Underwriter, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised; provided further, however, that if the option is exercised prior to the Initial Delivery Date, the date and time when the Option Units are to be delivered shall be the Initial Delivery Date. Each date and time the Option Units are delivered is sometimes referred to as an “Option Units Delivery Date”, and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date”.

Delivery of the Option Units by the Partnership and payment for the Option Units by the Underwriter shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph at the offices of Baker Botts L.L.P., 910 Louisiana Street, Houston, Texas 77002, or at such other date or place as shall be determined by agreement between the Underwriter and the Partnership. On each Option Units Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to the account of the Underwriter against payment by the Underwriter of the aggregate purchase price of the Option Units being sold by the Partnership to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. The Partnership shall deliver the Option Units through the facilities of DTC unless the Underwriter shall otherwise instruct.

5. Further Agreements of the Partnership Parties. (a) Each of the Partnership Parties, jointly and severally, covenant and agree with the Underwriter:

(i) Preparation of Prospectus. To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or pursuant to Section 8 of the Securities Act or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii) Copies of Registration Statement. To furnish promptly to the Underwriter and to counsel for the Underwriter upon request a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) Copies of Documents. To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon their request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Partnership or the Underwriter, be required by the Securities Act or requested by the Commission.

(v) Copies of Amendment or Supplement. Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing.

(vi) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter.

(vii) Rule 433. To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii) Earnings Statement. As soon as practicable after the Effective Date (it being understood that the Partnership shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Partnership’s fiscal year, 455 days after the end of the Partnership’s current fiscal quarter), to make generally available to the Partnership’s security holders and to deliver to the Underwriter (or make available through the Commission’s Electronic Data Gathering, Analysis and Retrieval System) an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Partnership, Rule 158).

(ix) Blue Sky Laws. Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign entity in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x) Lock-Up Period. For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exercisable or exchangeable for Common Units (other than the Common Units issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof, provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 5(x) for the remaining term of the Lock-Up Period), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units, (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any registration statement on Form S-8), or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Underwriter, and to cause each officer and director of the General Partner and unitholders of the Partnership set forth on Schedule I hereto to furnish to the Underwriter, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”).

(xi) Use of Proceeds. To apply the net proceeds from the sale of the Units being sold by the Partnership substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds.”

(xii) Rule 463. To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act.

(xiii) Rule 462(b). If the Partnership elects to rely upon Rule 462(b) under the Securities Act, the Partnership shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Partnership shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement.

(xiv) Stabilization. The Partnership and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.

(xv) Necessary Actions. The Partnership will do and perform all things required to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriter’s obligations hereunder to purchase the Units.

(b) Permitted Issuer Information. The Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Underwriter without the prior consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information”, as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of the Underwriter on the basis of or derived from issuer information.

6. Expenses. The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and any amendment or supplement thereto; (b) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing

Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (c) the production and distribution of this Agreement, any supplemental agreement of the Underwriter, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (d) any required review by the FINRA of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriter in an amount that is not greater than $25,000); (e) the listing of the Units on the New York Stock Exchange or any other exchange; (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter in an amount that is not greater than $25,000); (g) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, including in the form of a Canadian “wrapper” (excluding, for the avoidance of doubt, fees and expenses of Canadian counsel to the Underwriter); (h) the investor presentations and expenses of the representatives of the Partnership on any “road show” undertaken in connection with the marketing of the Units; and (i) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units which it may sell and the expenses of advertising any offering of the Units made by the Underwriter, and any transfer taxes payable in connection with its sales of Units to the Underwriter.

7. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) Filing of Prospectus; No Stop Order. The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i). The Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose or pursuant to Section 8 of the Securities Act shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Partnership has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b) No Misstatements or Omissions. The Underwriter shall not have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Vinson & Elkins L.L.P., counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made) not misleading.

(c) Authorization and Validity. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Partnership’s Counsel Opinion. Baker Botts L.L.P. shall have furnished to the Underwriter its written opinion, as counsel to the Partnership Parties, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B.

(e) General Counsel Opinion. Ms. Lori Muratta shall have furnished to the Underwriter her written opinion, as general counsel to the General Partner, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit C.

(f) Underwriter’s Counsel Opinion. The Underwriter shall have received from Vinson & Elkins L.L.P., counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriter may reasonably require, and the Partnership shall have furnished to such counsel such documents as it reasonably requests for the purpose of enabling it to pass upon such matters.

(g) Comfort Letters. At the time of execution of this Agreement, the Underwriter shall have received from Ernst & Young LLP, PricewaterhouseCoopers LLP and Deloitte & Touche LLP letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h) Bring-Down Comfort Letters. With respect to the letters of Ernst & Young LLP, PricewaterhouseCoopers LLP and Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Underwriter letters (the “bring-down letters”) of such accountants, addressed to the Underwriter and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(i) Officers’ Certificate. The Partnership shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer as to such matters as the Underwriter may reasonably request, including, without limitation, a statement:

(i) That the representations, warranties and agreements of the Partnership in Section 1 are true and correct on and as of such Delivery Date, and the Partnership has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii) That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(iii) That they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A)(1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(iv) To the effect of Section 6(j); provided that no representation with respect to the judgment of the Underwriter need be made).

(j) No Material Change. (i) None of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the equity interests or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties or business of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k) No Other Change. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) NYSE Listing. The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance.

(m) FINRA. FINRA has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Units.

(n) Lock-Up Agreement. The Lock-Up Agreements between the Underwriter and the officers and directors of the General Partner and unitholders of the Partnership set forth on Schedule I, delivered to the Underwriter on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(o) Other Certificates. On or prior to each Delivery Date, the Partnership shall have furnished to the Underwriter such further certificates and documents as the Underwriter may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

8. Indemnification and Contribution.

(a) The Partnership Parties hereby agree, jointly and severally, to indemnify and hold harmless the Underwriter, its affiliates, directors, officers and employees, and the agents of the Underwriter who have or who are alleged to have participated in the distribution of the Units as underwriters (collectively, the “selling agents”), and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which the Underwriter or any affiliate, director, officer, employee, selling agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Underwriter, (D) any materials or information provided to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Units, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”), or (E) any Blue Sky application or other document prepared or executed by the Partnership (or based upon any written information furnished by the Partnership for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Underwriter and each such affiliate, director, officer, employee, selling agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or that affiliate, director, officer, employee, selling agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Partnership Parties shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which any Partnership Party may otherwise have to the Underwriter or to any affiliate, director, officer, employee, selling agent or controlling person of the Underwriter.

(b) The Underwriter shall indemnify and hold harmless each Partnership Party, their respective directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Partnership), officers and employees, and each person, if any, who controls such Partnership Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Party or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to any Partnership Party, or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action;

provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under paragraphs (a) or (b) of this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriter, on the other, from the offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriter, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Units exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The Underwriter confirms and the Partnership Parties acknowledge and agree that the statements regarding delivery of units by the Underwriter set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriter appearing under the caption “Underwriting” in, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Partnership by or on behalf of the Underwriter specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

9. Reserved.

10. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(j) or 7(k) shall have occurred or if the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement.

11. Reimbursement of Underwriter’s Expenses. If (a) the Partnership shall fail to tender the Units for delivery to the Underwriter for any reason, or (b) the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement, the Partnership will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriter) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Underwriter. Notwithstanding the foregoing, if this Agreement is terminated by reason of the default of the Underwriter or the purchase of the Units is not consummated as a result of the occurrence of any of the events described in Section 7(k) (other than the occurrence of an event described in Section 7(k)(i)(B)), the Partnership shall not be obligated to reimburse the Underwriter on account of those expenses.

12. Research Analyst Independence. Each of the Partnership Parties acknowledges that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. Each of the Partnership Parties hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties by the

Underwriter’s investment banking divisions. The Partnership Parties acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13. No Fiduciary Duty. Each of the Partnership Parties acknowledges and agrees that in connection with this offering, sale of the Units or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (a) no fiduciary or agency relationship between any of the Partnership Parties and any other person, on the one hand, and the Underwriter, on the other, exists; (b) the Underwriter is not acting as an advisor, expert or otherwise, to any of the Partnership Parties, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriter may have to any of the Partnership Parties shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriter and its respective affiliates may have interests that differ from those of the Partnership Parties. Each of the Partnership Parties hereby waives any claims that any of the Partnership Parties may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019;

(b) if to any of the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: General Counsel (Fax: (713) 241-6161).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter.

15. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Partnership, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriter and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriter contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner (including any person who, with his or her consent, is named in the Registration as a director nominee of the General Partner), the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17. Survival. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

18. Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

20. Waiver of Jury Trial. The Partnership Parties and the Underwriter hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Susan M. Ward
Name: Susan M. Ward
Title: Vice President and Chief Financial
Officer

SHELL MIDSTREAM PARTNERS GP LLC

By:	/s/ Susan M. Ward
Name: Susan M. Ward
Title: Vice President and Chief Financial
Officer

Accepted:

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Name: Victoria Hale
Title: Vice President

SCHEDULE I

PERSONS DELIVERING LOCK-UP AGREEMENTS

Curtis R. Frasier

Margaret C. Montana

Susan M. Ward

Michele F. Joy

Kevin M. Nichols

Lori M. Muratta

Gerard B. Paulides

Paul R. A. Goodfellow

Rob L. Jones

James J. Bender

Ernest J. Stutzman

Carlos Fierro

John H. Hollowell

James E. Fullen

A. Greg Smith

SCHEDULE II

ORALLY CONVEYED PRICING INFORMATION

1. Public offering price

$33.25

2. Number of units offered

Firm Units: 10,500,000

Option Units: 1,575,000

SCHEDULE II-A

1. Purchase Price payable by the Underwriter

Firm Units: $32.97

Option Units: $32.97

2. Applicable Time: 7:55 a.m. New York City time on May 18, 2016

SCHEDULE III

ISSUER FREE WRITING PROSPECTUSES

None.

EXHIBIT A

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.,

745 Seventh Avenue

New York, New York 10019

Re:	Proposed Public Offering by Shell Midstream Partners, L.P.

Ladies and Gentlemen:

The undersigned, a unitholder, an officer and/or director of Shell Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), understands that Barclays Capital Inc. (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Partnership providing for the public offering of common units representing limited partnership interests of the Partnership (the “Common Units”). In recognition of the benefit that such an offering will confer upon the undersigned as a unitholder, an officer and/or director of the Partnership, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 45 days from the date of the Underwriting Agreement (subject to extensions as discussed below), the undersigned will not, without the prior written consent of the Underwriter, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Units or any securities convertible into or exchangeable or exercisable for Common Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Units”), or exercise any right with respect to the registration of any of the Lock-up Units, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Units, whether any such swap or transaction is to be settled by delivery of Common Units or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Units without the prior written consent of the Underwriter, provided that (1) the Underwriter receive a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Units and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

Exhibit A-1

(iii)	as a distribution to limited partners or unitholders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Furthermore, the undersigned may sell Common Units of the Partnership purchased by the undersigned on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Very truly yours,

Signature:

Print Name:

Exhibit A-2

EXHIBIT B

FORM OF OPINION OF PARTNERSHIP’S COUNSEL

1. Existence and Qualification. Each of the Partnership Entities is validly existing and in good standing as a limited partnership, limited liability company or general partnership, as the case may be, under the laws of its jurisdiction of organization, with the limited partnership, limited liability company or general partnership power, as the case may be, to own or hold its properties and conduct its business in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that such counsel need express no opinion as to the good standing of Mars as it is a Texas general partnership. Each of the Partnership Entities is duly qualified to transact business as a foreign limited partnership, foreign limited liability company or general partnership, as the case may be, in each jurisdiction set forth opposite its name on an annex to such opinion.

2. Power and Authority to Act as General Partner of the Partnership. The General Partner has all requisite power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3. Ownership of the General Partner and LP Holdco. SPLC owns all of the issued and outstanding membership interests of each of the General Partner and LP Holdco; all of such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner and LP Holdco, as applicable, and are fully paid (to the extent required by the applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”); and SPLC owns such membership interests free and clear of all Liens (except for restrictions on transferability contained in the applicable limited liability company agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming SPLC as debtor is on file in the office of the Secretary of State of the State of Delaware.

4. Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership and, after giving effect to the Acquisition, such interest is represented by General Partner Units; such General Partner Units have been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such General Partner Units free and clear of all Liens (except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware.

Exhibit B-1

5. Ownership of Incentive Distribution Rights. The General Partner owns all of the Incentive Distribution Rights; the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the General Partner owns such Incentive Distribution Rights free and clear of all Liens (except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware.

6. Ownership of the Sponsor Units. LP Holdco owns all of the Sponsor Units; the Sponsor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and LP Holdco owns such Sponsor Units free and clear of all Liens (except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming LP Holdco as debtor is on file in the office of the Secretary of State of the State of Delaware.

7. Ownership of the Operating Company. The Partnership owns all of the issued and outstanding membership interests of the Operating Company; such membership interests have been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and are fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens (except for restrictions on transferability contained in the applicable limited liability company agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware.

8. Ownership of Zydeco. After giving effect to the Acquisition, the Operating Company owns 92.5% of the issued and outstanding membership interests of Zydeco; and the Operating Company owns such membership interests free and clear of all Liens (except for restrictions on transferability contained in the applicable limited liability company agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware.

9. Ownership of Mars. The Operating Company owns 28.6% of the issued and outstanding general partner interests of Mars; and the Operating Company owns such general partner interests free and clear of all Liens (except for restrictions on transferability contained in

Exhibit B-2

the applicable partnership agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware.

10. Ownership of Bengal. After giving effect to the Acquisition, the Operating Company owns 50.0% of the issued and outstanding membership interests of Bengal; and the Operating Company owns such membership interests free and clear of all Liens (except for restrictions on transferability contained in the applicable limited liability company agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware.

11. Ownership of Colonial. After giving effect to the Acquisition, the Operating Company owns 6.0% of the issued and outstanding capital stock of Colonial; and the Operating Company owns such stock free and clear of all Liens (except for restrictions on transferability contained in the applicable certificate of incorporation or bylaws or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware.

12. Ownership of Poseidon. The Operating Company owns 36.0% of the issued and outstanding membership interests of Poseidon; and the Operating Company owns such membership interests free and clear of all Liens (except for restrictions on transferability contained in the applicable limited liability company agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware.

13. Ownership of Pecten. The Operating Company owns 100.0% of the issued and outstanding membership interests of Pecten; and the Operating Company owns such membership interests free and clear of all Liens (except for restrictions on transferability contained in the applicable limited liability company agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware.

14. Valid Issuance of the Units. The Units to be purchased by the Underwriter from the Partnership and the limited partner interests represented thereby have been duly authorized for issuance and sale to the Underwriter pursuant to the Underwriting Agreement and, when issued and delivered by the Partnership pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

Exhibit B-3

15. No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no (i) preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Parties; or (ii) outstanding options or warrants to purchase any securities of the Partnership, in each case pursuant to or under the organizational documents of any of the Partnership Parties or any other agreement or instrument filed as an exhibit to the Registration Statement. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership, except such rights as have been waived or satisfied.

16. Authority and Authorization. Each of the Partnership Parties has all requisite limited partnership or general partnership power and authority to execute and deliver each of the Underwriting Agreement and the Contribution Agreement to which such Partnership Party is a party, as applicable, and to perform its respective obligations thereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. All limited partnership or general partnership action, as the case may be, required to be taken by the Partnership Parties or any of their members or partners for the authorization, issuance, sale and delivery of the Units, the execution and delivery of the Contribution Agreement, the consummation of the Acquisition or any other transactions provided for in the Underwriting Agreement has been validly taken.

17. Authorization of the Underwriting Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

18. Enforceability of the Contribution Agreement. The Contribution Agreement has been duly authorized, executed and delivered by each of the SPLC Parties that are parties thereto, and the Contribution Agreement, is a valid and legally binding agreement of the SPLC Parties that are parties thereto, enforceable against such SPLC Parties that are parties thereto in accordance with its terms; provided that the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

19. Non-contravention. None of (A) the offering, issuance or sale by the Partnership of the Units, (B) the execution, delivery and performance of the Underwriting Agreement and the Contribution Agreement by the Partnership Parties, (C) the consummation of the Acquisition or (D) the application by the Partnership of the net proceeds as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, (i) constitutes or will constitute a violation of the organizational documents of any of the Partnership Parties, (ii) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or will result in the creation or imposition of any

Exhibit B-4

Lien upon any property or assets of any of the Partnership Entities under, any agreement or other instrument filed as an exhibit to the Registration Statement, or (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act or applicable federal law of the United States, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii) or (iii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially impair the ability of the Partnership to consummate the Acquisition or to issue and sell the Units pursuant to the Underwriting Agreement; provided, however, that such counsel need express no opinion in this paragraph 19 with respect to federal or state securities laws and other anti-fraud laws.

20. No Consents. No permit, consent, approval, authorization, order, registration or qualification (“consent”) of or with any Delaware or federal court, governmental agency or body having jurisdiction over any of the Partnership Parties or their properties or assets, is required in connection with (i) the offering, issuance or sale by the Partnership of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement and the Contribution Agreement by the Partnership Entities party thereto, (iii) the consummation of the Acquisition or (iv) the application of the net proceeds as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, other than (a) registration of the Units under the Securities Act or the Exchange Act (as to which such counsel need not express an opinion), (b) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriter (as to which such counsel need not express an opinion), (c) under the by-laws and rules and regulations of FINRA (as to which such counsel need not express an opinion), (d) consents that have been obtained and (e) where the failure to obtain such consent would neither reasonably be expected to have a Material Adverse Effect nor materially impair the ability of the Partnership Parties to consummate the Acquisition or to issue and sell the Units pursuant to the Underwriting Agreement.

21. Effectiveness of Registration Statement. The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings or examinations for that purpose have been instituted or threatened by the Commission.

22. Description of Common Units. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” “Description of the Common Units,” and “Description of Our Partnership Agreement,” insofar as such statements constitute descriptions or summaries of the terms of the Common Units, are accurate in all material respects.

23. Descriptions and Summaries. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” and “Description of Our Partnership Agreement,” insofar as they purport to constitute summaries of certain provisions of documents, federal laws of the United States, the Delaware LP Act or the Delaware LLC Act, are accurate in all material respects.

Exhibit B-5

24. Tax Matters. The opinion of Baker Botts L.L.P. that is filed as Exhibit 8.1 to the Form 8-K filed by the Partnership on May          , 2016 is confirmed and the Underwriter may rely upon such opinion as if it were addressed to the Underwriter.

25. Investment Company Act. The Partnership Parties are not, and after giving effect to the sale of the Units to be sold by the Partnership pursuant to the Underwriting Agreement and application of the net proceeds from such sale as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds” will not be, an “investment company” as defined in the Investment Company Act.

26. Sufficiency of Contribution Agreement. The Contribution Agreement is in a form legally sufficient as between the parties thereto to transfer or convey (i) a 30.0% membership interest in Zydeco, (ii) a 1.0% membership interests in Bengal and (iii) 3.0% of the capital stock of Colonial from SPLC to the Partnership and from the Partnership to the Operating Company, as described in the Contribution Agreement, subject to the conditions, reservations, encumbrances and limitations described therein.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by federal law and the Delaware LP Act, Delaware LLC Act, Chapter 152 of the Texas Business Organization Code, as amended, and the contract law of the State of New York, (iv) with respect to the opinions expressed as to the good standing or due qualification or registration as a foreign limited partnership, foreign limited liability company or foreign general partnership, as the case may be, of the Partnership Entities, state that such opinions are based upon certificates of good standing provided by the Secretary of State of the state of formation and certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the applicable Delivery Date and shall be provided to counsel to the Underwriter), (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject, and (vi) with respect to the opinions expressed in paragraphs 3 through 13 relating to the existence of any Lien for which a financing statement under the Uniform Commercial Code is on file in the State of Delaware, rely solely upon such counsel’s review of reports, dated as of recent dates, prepared by CT Lien Solutions, a Wolters Kluwer Company, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware or the State of Texas, as applicable, naming such applicable entity as debtor.

In addition, such counsel shall make statements to the following effect:

Such counsel has reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and has participated in conferences with officers and other representatives of the Partnership Parties, with representatives of the Partnership Entities’

Exhibit B-6

independent registered public accounting firms and with your representatives and your counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus involve matters of a non-legal nature. Accordingly, such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent stated in paragraphs 22 and 23 above). Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the services referred to above, such counsel advises you that:

(a) the Registration Statement, as of the most recent Effective Date, and the Prospectus, as of its date and the applicable Delivery Date, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and

(b) nothing came to such counsel’s attention that caused such counsel to believe that:

(A) the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its date or as of the applicable Delivery Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case such counsel has not been asked to, and does not express any belief with respect to (i) the financial statements and schedules or other financial or accounting information contained or included or incorporated by reference therein or omitted therefrom or (ii) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein.

Exhibit B-7

EXHIBIT C

FORM OF OPINION OF GENERAL COUNSEL

1. Formation. Each of the Partnership Entities has been duly organized.

2. Ownership of Zydeco. After giving effect to the Acquisition, the Operating Company owns 92.5% of the issued and outstanding membership interests of Zydeco; such membership interests have been duly authorized and validly issued in accordance with the Zydeco LLC Agreement and are fully paid and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

3. Ownership of Mars. The Operating Company owns 28.6% of the issued and outstanding general partner interests of Mars; such general partner interests have been duly authorized and validly issued and are fully paid and nonassessable.

4. Ownership of Bengal. After giving effect to the Acquisition, the Operating Company owns 50.0% of the issued and outstanding membership interests of Bengal; such membership interests have been duly authorized and validly issued in accordance with the Bengal LLC Agreement and are fully paid and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

5. Ownership of Colonial. After giving effect to the Acquisition, the Operating Company owns 6.0% of the issued and outstanding capital stock of Colonial; such capital stock has been duly authorized and validly issued and is fully paid and nonassessable.

6. Ownership of Poseidon. The Operating Company owns 36.0% of the issued and outstanding membership interests of Poseidon; such membership interests have been duly authorized and validly issued in accordance with the Poseidon LLC Agreement and are fully paid and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

7. Ownership of Pecten. The Operating Company owns 100.0% of the issued and outstanding membership interests of Pecten; such membership interests have been duly authorized and validly issued in accordance with the Pecten LLC Agreement and are fully paid and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

8. Legal Proceedings. There is not pending or threatened any action, suit, proceeding, inquiry or investigation to which any of the Partnership Entities is a party, or to which any of the properties of the Partnership Entities is subject, before or brought by any court or governmental agency or body, domestic or foreign, that are required to be described in the Registration Statement, Pricing Disclosure Package or the Prospectus but are not so described as required.

Exhibit C-1

9. Exhibits. There are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described and filed as required.

Exhibit C-2